V-Shares US Leadership Diversity ETF

(Trading Symbol: VDNI)

Listed on the NYSE Arca, Inc. Exchange

Summary Prospectus
February 28, 2023
Telephone: 312-872-7281
https://www.v-shares.com

Before you invest, you may want to review V-Shares US Leadership Diversity ETF’s (the “Fund”) prospectus, which contains more information about the Fund and its risks. The current Statutory Prospectus and Statement of Additional Information dated February 28, 2023, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Statutory Prospectus, Statement of Additional Information, reports to shareholders and other information about the Fund online at https://www.v-shares.com/VDNI. You can also get this information at no cost by calling the Fund at 1-800-617-0004.

Investment Objective
The Fund seeks to track the investment results of the ISS ESG U.S. Diversity Index (the “ISS Index”), which is composed of U.S. large, mid, and small capitalization stocks of companies exhibiting broad ethnic and gender representation for Directors and Named Executive Officers (NEO), as determined by Institutional Shareholder Services, Inc. (the “ISS Index Provider” or “ISS”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.29%
Distribution and Service (Rule 12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.29%
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$30	$93	$163	$368
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account at the shareholder level. These costs, which are not reflected in annual fund operating expenses or in the example above, affect the Fund’s performance. During the most recent fiscal period from the Fund’s inception on December 21, 2021, through October 31, 2022, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to track the investment results of the ISS Index.

The ISS Index is a free float-adjusted market capitalization weighted equity index designed to reflect the equity performance of U.S. companies exhibiting broad ethnic and gender representation for Directors and Named Executive Officers (NEO), as determined by the ISS Index Provider. The ISS Index is calculated, administered, and published by Solactive AG (“Solactive”) assuming the role as administrator (the “Index Administrator”). From time to time, the Index, and as a result the Fund, may focus its investments in securities of companies in the same economic sector, including the Information Technology sector. As of December 31, 2022, approximately 33% of the Fund consists of companies in the Information Technology sector.
The ISS Index is calculated as a price return, net total return and gross total return index. A price return index reflects the market price movements disregarding any payments made in respect of the index components, such as ordinary cash dividends. A net total return index calculation considers payments, such as dividends, after the deduction of any withholding tax, and a gross total return index considers payments made in respect of the index components without the deduction of any withholding tax.
The index universe is comprised of U.S. large, mid, and small capitalization companies’ stocks listed on an exchange in the U.S. The index universe is described in detail in the guideline of the Solactive Global Benchmark Series (https://solactive.com/downloads/Guideline-Solactive-GBS-Benchmark-Series.pdf). The determination of the index universe is fully rule-based, and the Index Administrator cannot make any discretionary decisions.
As of December 31, 2022, the ISS Index includes approximately 624 component securities. V-Square Quantitative Management (the “Adviser”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective.
Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the Fund will substantially outperform the ISS Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies. The Fund uses a full replication methodology when practical to manage the Fund. The Fund seeks to track the investment results of the ISS Index before fees and expenses of the Fund. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of any collateral received). The ISS Index is sponsored by ISS, which is independent of the Fund and of the Adviser. The Index Administrator determines the composition and relative weightings of the securities in the ISS Index and publishes information regarding the market value of the ISS Index.
Based on the index universe, the initial composition of the index as well as any selection for an ordinary rebalance is determined on the selection day and based on the ISS ESG Director & Executive Diversity dataset provided by ISS. All companies for which an evaluation based on the dataset is not possible due to insufficient and/or missing information or data are excluded. The index includes securities from the index universe that are issued by companies that meet all four of the below criteria:
1.Company is a U.S. Company.
2.Company’s Board has a 35% combined minimum of women or ethnically diverse Directors.
3.Company has a combined minimum of three distinct ethnically diverse individuals among Directors or Named Executive Officers, or a minimum of two such individuals if the CEO or Board Chair is ethnically diverse.

4.Company has a combined minimum of three distinct women among Directors or Named Executive Officers, or a minimum of two women if the CEO or Board Chair is a woman.
The ISS Index is premised on the notion that general diversity among an organization’s workforce is a matter that is effectively promoted and implemented down the ranks of the company from the top, with the goal being to achieve effective diversity and inclusion at the whole workforce level. The research reported by ISS ESG and others has consistently confirmed that focusing on diversity at the senior leadership level allows firms to effectively achieve the outcome of diversity and inclusion in general.
The selection of the index components is fully rule-based, and the Index Administrator cannot make any discretionary decision. On each selection day, each index component is assigned a weight according to its free float market capitalization. Individual index component weights are capped at 9.5%. The excess weight is distributed proportionally across the remaining constituents. For example, if an individual index component weight is 10.5%, the excess weight over the 9.5% cap is 1%. This excess weight is to be distributed to the remaining index components representing a total of 89.5%. It is allocated proportionally, in such a manner that the remaining index individual components’ weights are proportionally increased and sum to 90.5%.
The ISS Index is adjusted on the rebalance day after close of business to reflect the new selection of the index components determined on the selection day. The selection day is the day when the index revised composition is determined. The selection day is 20 calculation days before the actual rebalance days. A calculation day is every weekday from Monday to Friday. The rebalance day is the day when the index new composition (determined on the selection day) is implemented. The rebalance day is the first Wednesday in May and November. If that day is not an eligible rebalance day, the rebalance day will be the immediately following eligible rebalance day. An eligible rebalance day is each day that is a trading day at the New York Stock Exchange, the London Stock Exchange, the EUREX Exchange, and the Tokyo Stock Exchange. As a summary, the index new composition is determined approximately four weeks ahead of rebalance day, and the index is adjusted on rebalance day. The components of the ISS Index are likely to change over time.
The Fund intends to be diversified in approximately the same proportion as the ISS Index is diversified. The Fund may become “non-diversified,” as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the ISS Index. A “non-diversified” fund generally invests a greater proportion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund. Shareholder approval will not be sought if the Fund becomes non-diversified due solely to a change in the relative market capitalization or index weighting of one or more constituents of the ISS Index.
Principal Risks
As with all funds, a shareholder of the Fund is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders’ investments in the Fund are set forth below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency.

General Market Risk. The Fund is subject to the risk that it will not achieve its investment objective and that the value of an investment in its securities could decline substantially and cause you to lose some or all of your investment. The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities. Certain securities in the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.
Equity Securities Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors, geographic markets, or companies in which the Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers. In addition, local, regional or global events such as war, including Russia’s invasion of Ukraine, acts of terrorism, spread of infectious diseases or other public health issues, recessions, rising inflation, or other events could have a significant negative impact on the Fund and its investments.
Investment Focus Risk. Because the ISS Index is composed only of U.S. companies that exhibit broad ethnic and gender representation, there is a risk that companies included in the ISS Index may underperform companies that are not part of the ISS Index.
Newer Fund Risk. The Fund has a limited operating history and there can be no assurance that the Fund will grow to, or maintain, an economically viable size, in which case the Board of the Trust may determine to liquidate the Fund
Mid-Cap and Small-Cap Companies Risk. Companies defined as small and mid-cap securities may involve greater risk than is normally associated with large cap companies, and as a result may be more volatile and less liquid than the securities of large-cap companies, and may have returns that vary substantially from the overall securities markets.
Large-Cap Company Risk. The Fund's investment in larger companies is subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.
ETF Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:
•Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
•Cash Redemption Risk. The Fund’s investment strategy may require it to redeem shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

•Costs of Buying or Selling Shares. Due to the costs of buying or selling shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.
•Shares May Trade at Prices Other Than NAV. As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of shares will approximate the Fund’s NAV, there may be times when the market price of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant. Because securities held by the Fund may trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, there are likely to be deviations between the current price of a security and the security’s last quoted price from the closed foreign market. This may result in premiums and discounts that are greater than those experienced by domestic ETFs.
•Trading. Although shares are listed for trading on the NYSE Arca, Inc. Exchange. (the “NYSE Exchange”) and may be traded on U.S. exchanges other than the NYSE Exchange, there can be no assurance that shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares, and this could lead to differences between the market price of the shares and the underlying value of those shares.
Information Technology Sector Risk. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund's investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Passive Investment Risk. The Fund is not actively managed and therefore the Fund generally will not sell a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the ISS Index or the selling of the security is otherwise required upon a rebalancing of the ISS Index.

Tracking Error Risk. There is no guarantee that the Fund will achieve a high degree of correlation to the ISS Index and therefore achieve its investment objective. The Fund’s return may not match the return of its ISS Index for a number of reasons, including differences between the securities held in the Fund’s portfolio and those included in the ISS Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the ISS Index or the need to meet various new or existing regulatory requirements. Consequently, the performance of the Fund may diverge from that of its ISS Index. This risk may be heightened during times of increased market volatility or other unusual market conditions, or due to delays of the Fund in purchasing and selling securities. Tracking error also may result because the Fund incurs fees and expenses, while the ISS Index does not.
Legal and Regulatory Change Risks. The regulatory environment for investment companies is evolving, and changes in regulation may adversely affect the value of the Fund’s investments and its ability to pursue its trading strategy. The effect of any future regulatory change on the Fund could be substantial and adverse.
Methodology Risks. The ISS Index Provider relies on various sources of information to assess the criteria of issuers included in the ISS Index, including information that may be based on assumptions and estimates. Neither the Fund nor the ISS Index Provider can offer assurances that ISS Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or that the included issuers will provide the Fund with the market exposure it seeks. In addition, the ISS Index’s methodology incorporates data and scores provided by third-parties which may be unavailable or limited for certain issuers, which could result in the ISS Index not achieving its objective.
Epidemic Risk. Widespread disease, including pandemics and epidemics have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. These disruptions could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Change in Diversification Status. In seeking to track its ISS Index, the Fund may become non-diversified as a result of a change in relative market capitalization or index weighting of one or more constituents of the ISS Index. In such circumstances, the Fund may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may negatively impact the Fund’s performance and result in greater fluctuation in the value of the Fund’s shares.
Performance Information
The accompanying bar chart and table provide some indication of the risks of investing in the Fund by showing how the Fund’s total return has varied from year-to-year. Below the bar chart are the Fund’s highest and lowest quarterly returns during the period shown in the bar chart. The performance table that follows shows the Fund’s average annual total returns over time compared with broad-based securities market indices. Past performance (before and after taxes) will not necessarily continue in the future. Updated performance information is available on the Fund’s website at https://www.v-shares.com.

Calendar Year Total Returns as of December 31:

Best Quarter		Worst Quarter
Q4, 2022	8.38%	Q2, 2022	-15.70%

Average Annual Total Returns for the periods ended December 31, 2022
	One Year	Since Inception (12/21/2021)
Institutional Class
Return Before Taxes	-18.88%	-14.97%
Return After Taxes on Distributions	-19.15%	-15.25%
Return After Taxes on Distributions and Sale of Fund Shares	-10.98%	-11.40%
ISS ESG U.S. Diversity Index (reflects no deduction for fees, expenses or taxes)	-18.75%	-14.82%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	-18.11%	-14.13%
After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. In certain cases, the figure representing Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).
Investment Adviser and Sub-Adviser
V-Square Quantitative Management, LLC (“V-Square” or the “Adviser”) serves as the investment adviser to the Fund. Vident Investment Advisory, LLC (“VIA”, the “Sub-Adviser”) serves as sub-adviser to the Fund.

Portfolio Managers
The Fund is managed by the Sub-Adviser’s portfolio management team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are described below. Primary responsibility for the day-to-day management of the Fund’s portfolio is the joint responsibility of a team of portfolio managers consisting of Austin Wen, CFA, Portfolio Manager of VIA, and Rafael Zayas, CFA, SVP, Head of Portfolio Management and Trading of VIA, and each has managed the Fund since its inception in 2021.
Purchase and Sale of Fund Shares
The Fund will issue (or redeem) shares to certain institutional investors (typically market makers or other broker-dealers) only in blocks of shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the relevant benchmark index. Individual shares may only be purchased and sold on a national securities exchange through a broker-dealer. You can purchase and sell individual shares of the Fund throughout the trading day like any publicly traded security. The Fund’s shares are listed on the NYSE Exchange. The price of the Fund’s shares is based on market price, and because exchange-traded fund shares trade at market prices rather than NAV, the Fund’s shares may trade at a price greater than NAV (premium) or less than NAV (discount). Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities.
Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares of the Fund in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at v-shares.com.
Tax Information
Distributions made by the Fund may be taxable as ordinary income, or capital gains, unless you are a tax-exempt organization or are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement generally will be taxable to you as ordinary income.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.